Exhibit 10.8

PROMISSORY NOTE

December 1, 2012

On or before December I, 2037 (the "Maturity Date"), for value received, the undersigned Borrower, which term wherever used herein shall mean each arid every signer of this Note, promises to pay to Mack Molding Company ("Lender") or order, at its place of business at Warm Brook Road, Arlington, VT 05250, or such other place as the holder of this Note may designate, the principal sum of Six Hundred Thousand Dollars ($600,000) or so much thereof as shall be advanced and remain outstanding {the "Loan") under the Loan and Security Agreement between the Borrower and the Lender dated as of even date herewith (the "Loan Agreement") together with interest on the unpaid principal balance payable at the rate and manner herein specified, and Revenue Participation Payments (collectively, the ''Indebtedness"). All capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.

1.            Borrowing Procedures. Commencing on the Funding Date and thereafter, on terms and subject to the conditions of this Note and the Loan Agreement, the Lender will make advances of the Loan in accordance with the terms of the Loan Agreement available to the Borrower in immediately available funds.

2.           Interest; Payments.

a.           Interest on the outstanding principal amount of the Loan shall accrue at a fixed rate of interest of five percent per annum (5%).

b.           The interest rate to be paid under this Note shall be computed on the basis of 360 days per year on the actual outstanding balance.

c.           The Borrower shall pay consecutive quarterly installments of accrued interest beginning on April 1, 2013 and on the first day of each quarter thereafter, and unless earlier payable in accordance with this Note or the Loan Agreement or any other document executed in connection herewith, the entire remaining principal balance together with all accrued interest and any other sums due to the Lender in connection with the Loan shall be due and payable in full on the Maturity Date.

3.          Application of Payments. All payments received .by the Lender shall be applied first to the repayment of any sums advanced by Lender to protect the property which secures this Note, together with interest thereon; second, to the payment of Lender's attorneys' fees and other expenses as provided in this Note or in the Loan Agreement; third, to interest; then to principal. In the event that interest charged under this Note exceeds the maximum legal rate of interest· permitted to be charged to the Borrower under applicable law, the excess shall be retained by the Lender as additional cash collateral for the repayment of this Note and all sums due under the

Loan Documents.

4.          Revenue Participation Payments: In addition to the payment of interest and principal as set forth herein, Borrower is responsible for making Revenue Participation Payments as provided in the Loan Agreement.

5.          Prepayment: The Indebtedness may be prepaid only in accordance with the terms of the Loan Agreement.

6.          Late Charge.. Borrower shall pay to Lender a late charge equal to the greater of (i) $100.00, or (ii) five percent (5%) of any payment not received by the Lender within ten (10) days after such payment is due. Charges will be assessed on day eleven (11).

7.          Amounts Due. The actual amount due and owing from time to time under this Note shall be evidenced by Lender's books and records of receipts and disbursements hereunder. Lender shall set up and establish for Borrower an account on the books of Lender in which will be recorded payments and other appropriate debits and credits in connection with this Note; Such books and records of Lender shall be presumed to be complete and accurate and shall be deemed correct, except to the extent shown by Borrower to be erroneous.

8.          Security. This Indebtedness, together with all interest, fees and charges evidenced by this Note or due pursuant to the terms of the Loan Agreement, are secured by the Collateral described in the Loan Agreement. Borrower consents and agrees that all of terms, conditions and covenants contained in the Loan Documents, including but not limited to Events of Default and Lender's rights as to acceleration of the indebtedness, are incorporated herein by reference and made a part hereof.

9.          Events of Default Acceleration. Borrower hereby consents and expressly agrees that upon any default hereunder, or any Event of Default under the Loan Agreement or other Loan Documents, or the occurrence of a default or event of default under any other obligation of Borrower to Lender, now existing or hereafter arising, and the expiration of any applicable cure period, the unpaid balance of this Note shall, at the option of the Lender hereof, at once become due and payable without further demand or notice.

10.         Default Rate. If an Event of Default remains uncured for more than ten (10) days, then the rate of interest otherwise applicable hereunder will be increased by five percent (5%) (the "Default Rate") for so long as the Event of Default remains uncured, and Revenue Participation Payments during any such period shall include a ten percent (10%) default charge.

11.         Remedies Upon Default. Upon any default by the Borrower, Lender may pursue any and all remedies provided at law, inequity, in the Loan Agreement, or in any document executed in connection herewith, including but not limited to pursuing the Lender's rights in any Collateral that secures this Note. The Lender's remedies set forth above are not exclusive of any other available remedy or remedies, but each remedy shall be cumulative and shall be in addition to any other remedy given in this Note, the Loan Agreement or in any document executed in connection therewith at law, in equity, or by statute, whether now existing or hereafter arising. The exercise of any remedy or remedies shall not be an election of remedies. The remedies and rights of the Lender may be exercised concurrently, alone, in any combination or in any order that the Lender deems appropriate.

Any waiver or consent to waiver of any of the foregoing provisions shall not be construed as a waiver or a consent to waiver in the subsequent interest, and Lender's failure to exercise any rights or remedies hereunder shall not constitute a waiver of such right in the event of a subsequent default. No course of dealing or other conduct, no oral agreement or representation made by Lender shall operate as a waiver of any right or remedy of Lender. No waiver or amendment of any right or remedy of Lender or release by Lender shall be effective unless made specifically in writing by Lender.

12.         Costs of Collection. Borrower agrees to pay all of Lender's costs of collection and enforcement of this Note including reasonable attorney's fees.

13.         Right of Set-Off. Any deposits or other sums at any time credited by or due from the Lender to any maker, endorser, or guarantor hereof and any securities or other property of any maker, endorser, or guarantor hereof in the possession of the Lender may at all times be held and treated as collateral security for the payment of this Note and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of said respective maker, endorser, or guarantor to the Lender. The Lender, on or after default in payment hereof, may sell any such securities or other property at public or private sale without demand, notices, or advertisement of any kind. all of which are hereby expressly waived.

14.         Waivers. The undersigned and all other parties liable herefor, whether principal guarantor, endorser, or otherwise, hereby severally waive, demand, notice and protest and waive recourse to suretyship defenses generally, including extensions of time, releases of security or other indulgences which may be granted by the holder of this Note to the undersigned or any party liable herefor. In any action or other legal proceeding relating to this Note, to the extent permitted by applicable law, Borrower (i) consents to the personal jurisdiction of any state or federal court located in the State of New Hampshire, (ii) consents to service of process and subpoenas by registered or certified mail directed to Borrower at the last address shown in Lender's records relating to this Note, with such service to be deemed completed five days after mailing; and (iii) waives any right to trial by jury in any action with respect to this Note. Presentment for payment, protest, notice of protest, demand and notice of non-payment are hereby waived by all makers, sureties, guarantors and endorsers.

15.         Assignment. Neither this Note nor the proceeds hereof shall be assignable by the Borrower without the Lenders prior written consent, and any attempted assignment without the Lender's prior written consent shall create a default under this Note. This Note, the Loan Agreement and all other documents and instruments executed in connection herewith may be assigned, in whole or in part, by the Lender and its successors and assigns, which may receive servicing, brokerage or other fees. The Borrower’s consent shall not be required for any such assignment.

16.          Binding on Successors and Assigns. All of the foregoing promises shall bind the undersigned and all other parties hereto, whether maker, endorser, surety, guarantor or otherwise, together with its or their respective heirs, executors, administrators, successors and assigns jointly and severally.

17.         General. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers. In the event that any provision or clause of this Note is held by a court of competent jurisdiction to be invalid, such invalidity shall not affect other provisions that can be given effect without the invalid provision, and to this and the provisions of this Note are declared to be severable. This Note is governed by and construed in accordance with the laws of the State of New Hampshire. In the event of any conflict between this Note and the Loan Agreement the terms of the Loan Agreement, shall govern.

IN WITNESS WHEREOF, the undersigned Borrower has executed this Note as of the date set forth above.

IN PRESENCE OF:	LEVERAGED DEVELOPMENTS, LLC

[illegible]	By:	/s/ Jeffrey Carlisle
Witness	Name:	Jeffrey Carlisle
	Its:	Member